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                                  POWER OF ATTORNEY

    The undersigned, being officers and directors of Morgan Stanley Fund, Inc., do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by Morgan Stanley Fund, Inc. with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

    This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated; July 2, 1997

         Signature                                         Title
         ---------                                         -----
/s/ J. Miles Branagan                                 Director
------------------------------
J. Miles Branagan

/s/ Richard M. DeMartini                              Director
------------------------------
Richard M. DeMartini

/s/ Linda Hutton Heagy                                Director
------------------------------
Linda Hutton Heagy

/s/ R. Craig Kennedy                                  Director
------------------------------
R. Craig Kennedy

/s/ Jack E. Nelson                                    Director
------------------------------
Jack E. Nelson

/s/ Don G. Powell                                     Director (For Former Van
------------------------------                        Kampen Funds only)
Don G. Powell

/s/ Jerome L. Robinson                                Director
------------------------------
Jerome L. Robinson

/s/ Phillip B. Rooney                                 Director
------------------------------
Phillip B. Rooney

/s/ Fernando Sisto, Sc.D.                             Director
------------------------------
Fernando Sisto, Sc.D.


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/s/ Wayne W. Whalen                                   Director and Chairman
------------------------------
Wayne W. Whalen

/s/ Edward C. Wood III                                Vice President and
------------------------------                        Chief Financial Officer
Edward C. Wood III
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On September 20, 1996, at a regular meeting of the Board of Directors of
Morgan Stanley Fund, Inc., the Board unanimously approved the following resolution:

RESOLVED, that the Chief Financial Officer of the Morgan Stanley Funds be, and hereby is, authorized to sign the Funds' Registration Statements and amendments thereto pursuant to a power of attorney granted by such officer.